SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 4, 2003

Date of Report

DOLE FOOD COMPANY, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-4455	99-0035300

(Commission File No.)	(IRS Employer Identification Number)

One Dole Drive
Westlake Village, California 91362

(Address of Principal Executive Offices)

(818) 879-6600

(Registrant’s Telephone Number, Including Area Code)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.10

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit
Number	Description

4.10	Second Supplemental Indenture between Dole and Wells Fargo Bank, National Association

1

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: April 4, 2003

DOLE FOOD COMPANY, INC.
By:	/s/ YOON HUGH Yoon Hugh Corporate Controller and Chief Accounting Officer

2

EXHIBIT INDEX

Exhibit
Number	Description

4.10	Second Supplemental Indenture between Dole and Wells Fargo Bank, National Association

3